UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                         FORM 8-K

                     CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934

Date of Report (date of earliest event reported):  June 19, 2000



                         MEDPLUS, INC.
   (Exact name of registrant as specified in its charter)

      Ohio                                    48-1094982
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organization)            Identification No.)

           8805 Governor's Hill Drive, Suite 100
                   Cincinnati, OH  45249
        (Address of principal executive offices)

                      (513) 583-0500
  (Registrant's telephone number, including area code)


                              N/A
(Former name or former address, if changed since last report)





Item 5. Other Events.

On June 19, 2000, MedPlus, Inc. (the "Company") entered into an equity financing agreement with Quest Diagnostics Incorporated ("Quest"), a leading provider of diagnostic testing, information and services, to provide approximately $9.5 million in equity financing to the Company.

Notification of this event, including a copy of the agreements related to the transaction, was included in a filing with the Securities and Exchange Commission on Form 10-Q on June 19, 2000. Certain terms of the agreement are subject to shareholder approval occurring at the Company's annual shareholders' meeting on July 25, 2000 and the Company not having a material adverse change, as defined in the agreement, prior to the annual shareholders' meeting. The final closing of the transaction is expected to occur on or around July 25, 2000.

The pro forma effect of this transaction has been reflected on the Company's Pro Forma Consolidated Balance Sheet as of May 31, 2000, and the related Pro Forma Consolidated Statements of Operations for the four month period ended May 31, 2000 and for the fiscal year ended January 31, 2000 filed herewith as Item 7(b).

Item 7.  Financial Statements and Exhibits

Financial Statements

(a)  Financial statements
No financial statements are required to be included in this filing.

(b)  Pro forma financial information
The Pro Forma Consolidated Balance Sheet as of May 31, 2000, and the related Pro Forma Consolidated Statements of Operations for the four month period ended May 31, 2000 and for the fiscal year ended January 31, 2000, reflecting, on a pro forma basis, the equity financing filed herewith as Item 7(b).

Exhibits

(a)  Exhibits
No exhibits are required to be included in this filing.

Item 7 (b)
MedPlus, Inc.
Pro Forma Financial Information
(Unaudited)

On June 19, 2000, the Company entered into an equity financing agreement with Quest Diagnostics Incorporated ("Quest"), a leading provider of diagnostic testing, information and services, to provide approximately $9.5 million in equity financing to the Company. Quest is also a customer of the Company. The terms of the agreement allow Quest to acquire an approximate 18% interest in the capital stock of the Company. Also, the Company will issue common stock warrants with an exercise price of 110% of the contractually calculated value of the Company's stock price providing for a potential effective ownership interest of up to 30% of the Company's common and common stock equivalents. The exercise price for the warrants is subject to certain antidilution provisions related to future issuance of the Company's common stock and convertible securities. In addition, the agreement provides Quest with a position on the Company's Board of Directors. The proceeds of this agreement will be utilized to fund working capital and repay existing debt. In conjunction with the equity financing agreement, the Company also executed a national sales and marketing agreement with Quest.

On June 19, 2000, the Company issued 283,693 shares of its common stock to Quest for a purchase price of $1,478,750 payable on the date of issuance. The purchase price was based upon the close of the Company's stock price as traded over a fifteen-day average on the Nasdaq stock market. In addition, the Company issued Quest 2,884,513 warrants with an exercise price of $5.73 (110% of the Company's stock price as defined above). The warrants expire on the earlier of eighteen months from the date of issuance or the termination by Quest of the national sales and marketing agreement referred to above.

Upon approval at the Company's annual shareholders' meeting on July 25, 2000, the Company will issue to Quest 1,534,772 additional shares of its stock for a purchase price of $8,000,000.

The following pro forma consolidated balance sheet and pro forma consolidated statements of operations (collectively, the "pro forma consolidated statements") are based upon the historical consolidated financial statements of the Company, adjusted to give effect to the equity financing described above.

The pro forma consolidated balance sheet assumes that the equity financing occurred on May 31, 2000. The fiscal year 2000 and fiscal year-to-date 2001 pro forma consolidated statements of operations assume that the equity financing occurred as of the first day of the Company's 2000 and 2001 fiscal years, respectively.

These consolidated statements are unaudited. As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in the accompanying notes. The pro forma consolidated statements do not purport to present what the Company's financial position and results of operations would actually have been had the financing occurred on May 31, 2000 for the pro forma consolidated balance sheet, or on the first day of the Company's 2000 and 2001 fiscal years for the pro forma consolidated statements of earnings, or purport to project the Company's results of operations for any future period. The pro forma consolidated statements reflect certain assumptions described in the accompanying notes. The pro forma consolidated statements and accompanying notes should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Annual Report on Form 10-KSB for its fiscal year ended January 31, 2000 and the Company's quarterly reports on Form 10-QSB, (all filed with the Securities and Exchange Commission).


                                    MEDPLUS, INC. AND SUBSIDIARIES
                                 Pro Forma Consolidated Balance Sheet
                                            As of May 31, 2000
                                                (unaudited)

                                                             Financing
                                                             Pro Forma
                                    Historical (a)           Adjustments            Pro Forma
                                    ______________         ________________    _______________
 ASSETS
 Current assets:
      Cash and cash equivalents     $    590,300              1,478,750 (b)          8,069,050
                                                              6,000,000 (c)
      Accounts receivable              2,667,600                                     2,667,600
      Other receivables                   29,900                                        29,900
      Costs in excess of billings        403,600                                       403,600
      Inventories                        347,200                                       347,200
      Prepaid expenses                   359,800                                       359,800
                                      __________            ___________           ____________
         Total current assets          4,398,400              7,478,750             11,877,150
                                      __________            ___________           ____________

 Capitalized software development
     costs, net                        3,107,700                                     3,107,700
 Fixed assets, net                     1,136,300                                     1,136,300
 Other assets                            293,100                (10,000)(d)            283,100
                                      __________            ___________           ____________
                                    $  8,935,500              7,468,750             16,404,250
                                      ==========            ===========           ============



LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
      Current installments of obligations
      under capital leases                 7,600                                         7,600
      Accounts payable                 1,324,300                                     1,324,300
      Accrued expenses                 1,376,300                                     1,376,300
      Deferred revenue                 1,362,900                                     1,362,900
                                      __________            ___________             __________
         Total current liabilities     4,071,100                   -                 4,071,100
                                      __________            ___________             __________


 Long-term debt                        2,036,000             (2,000,000)(c)              -
                                                                (36,000)(d)
                                      __________            ___________             __________
                                       6,107,100             (2,036,000)             4,071,100

                                      __________            ___________             __________

 Shareholders' equity:
      Preferred stock, with liquidation
        preferences, .01 par value,
        authorized 5,000,000 shares,
        issued 2,371,815 shares           23,700                                        23,700
      Common stock, no par value,
        authorized 15,000,000 shares:
        issued 6,415,232 shares                -                       -                     -
      Additional paid-in capital      21,772,200              1,478,750 (b)         31,250,950
                                                              8,000,000 (c)

      Treasury stock, at cost, 200,000
        shares                          (863,500)                                    (863,500)
      Accumulated deficit            (18,070,800)                26,000 (d)       (18,044,800)
      Unearned stock compensation        (33,200)                                     (33,200)
                                      __________              _________            ___________
         Total shareholders' equity    2,828,400              9,504,750             12,333,150
                                      __________              _________            ___________

                                    $  8,935,500              7,468,750             16,404,250

                                     ===========              =========             ==========

See notes to Pro Forma Consolidated Balance Sheet.

MedPlus, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Balance Sheet
As of May 31, 2000

The Pro Forma Consolidated Balance Sheet is unaudited. As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in these notes.

Certain pro forma adjustments are dependent upon the approval at the Company's annual shareholders' meeting, scheduled for July 25, 2000. In addition, these pro forma adjustments do not include any effect related to the exercise of 2,884,513 warrants with an exercise price of $5.73, as these warrants have not been exercised.


(a) The amounts in the "Historical" column are derived from the unaudited financial records of the Company as of May 31, 2000.

(b) Represents the receipt and allocation of gross proceeds related to the first closing of the equity financing, which occurred on June 19, 2000. Offering costs related to the transaction were negligible.

(c) Represents the receipt and allocation of the gross proceeds related to the second closing of the equity financing, which is subject to shareholder approval expected to occur on July 25, 2000. A portion of the proceeds will be utilized to repay the Company's $2 million long-term debt.

(d) Represents the write-off of debt issue costs and a premiums incurred in conjunction with a debt and equity financing that occurred in June 1999.


                                       MEDPLUS, INC. AND SUBSIDIARIES
                              Pro Forma Consolidated Statement of Operations
                                For the Four Month Period Ended May 31, 2000
                                                (unaudited)

                                                          Financing
                                                          Pro Forma
                                 Historical (a)           Adjustments            Pro Forma
                                 ______________         ________________     _________________
 Revenues:
     Systems sales               $  1,377,700                                      1,377,700
     Support and consulting
       revenues                     1,903,700                                      1,903,700
                               ______________         ________________     _________________
      Total revenues                3,281,400                  -                   3,281,400
                               ______________         ________________     _________________

 Cost of revenues:
     Systems sales                    765,100                                        765,100
     Support and consulting
       revenues                     1,229,000                                      1,229,000
                               ______________         ________________     _________________
      Total cost of revenues        1,994,100                  -                   1,994,100
                               ______________         ________________     _________________
      Gross profit                  1,287,300                  -                   1,287,300

 Operating expenses:
     Sales and marketing            1,107,100                                      1,107,100
     Research and development         687,200                                        687,200
     General and administrative     1,108,800                                      1,108,800
                               ______________         ________________     _________________
      Total operating expenses      2,903,100                  -                   2,903,100
                               ______________         ________________     _________________
      Operating loss               (1,615,800)                 -                  (1,615,800)

 Other income (expense):
      Interest expense               (167,400)              86,700 (b)               (72,740)
                                                             7,960 (c)
 Other income (expense), net           58,500              119,700 (d)               178,200
                               ______________         ________________     _________________
      Total other income (expense)   (108,900)             214,360                   105,460
                               ______________         ________________     _________________
 Net loss                          (1,724,700)             214,360                (1,510,340)

 Preferred stock dividend
     requirements                     (82,000)                                       (82,000)
                               ______________         ________________     _________________

 Loss attributable to common
    shareholders                 $ (1,806,700)             214,360                (1,592,340)
                               ==============         ================     =================


 Loss per common share
     (basic and diluted)         $      (0.29)                                         (0.19)
                               ==============         ================     =================

 Weighted average shares
      outstanding                   6,206,885                                      8,025,350
                               ==============         ================     =================

 See notes to Pro Forma Consolidated Statements of Operations.



                                       MEDPLUS, INC. AND SUBSIDIARIES
                               Pro Forma Consolidated Statement of Operations
                                       For the Year Ended January 31, 2000
                                                  (unaudited)

                                                            Financing
                                                            Pro Forma
                                  Historical (a)           Adjustments            Pro Forma
                                 ______________         ________________     _________________
 Revenues:
    Systems sales                $   8,377,100                                    8,377,100
    Support and consulting revenues  4,160,800                                    4,160,800
                                ______________         ________________     _________________

 Total revenues                     12,537,900                  -                12,537,900
                                ______________         ________________     _________________


 Cost of revenues:
    Systems sales                    4,014,700                                    4,014,700
    Support and consulting revenues  3,285,500                                    3,285,500
                                ______________         ________________     _________________

        Total cost of revenues       7,300,200                  -                 7,300,200
                                ______________         ________________     _________________

        Gross profit                 5,237,700                  -                 5,237,700

 Operating expenses:
    Sales and marketing              3,181,800                                    3,181,800
    Research and development         1,606,600                                    1,606,600
    General and administrative       3,323,700                                    3,323,700
                                ______________         ________________     _________________

    Total operating expenses         8,112,100                  -                 8,112,100
                                ______________         ________________     _________________

    Operating loss                  (2,874,400)                 -                (2,874,400)

 Other income (expense):
    Interest expense                  (518,800)            195,000 (b)             (305,900)
                                                            17,900 (c)
 Other income (expense), net           140,900             396,600 (d)              537,500
    Synergis management expenses,
     acquisition and offering costs   (179,700)                                    (179,700)
                                ______________         ________________     _________________

     Total other income (expense)     (557,600)            609,500                   51,900
                                ______________         ________________     _________________

     Loss before income tax benefit (3,432,000)            609,500               (2,822,500)
 Income tax benefit                    (11,200)                                     (11,200)
                                ______________         ________________     _________________

     Loss from continuing
        operations                  (3,420,800)            609,500               (2,811,300)
 Income from discontinued
        operations                  (1,757,700)                 -                (1,757,700)
                                ______________         ________________     _________________

 Net loss                           (5,178,500)            609,500               (4,569,000)
 Conversion discount on preferred
     stock                            (346,300)                                    (346,300)
 Preferred stock dividend
     requirements                     (246,000)                                    (246,000)
                                ______________         ________________     _________________

 Loss attributable to common
     shareholders                $  (5,770,800)            609,500               (5,161,300)
                                ==============         ================     =================

 Loss per common share (basic and diluted)
    Continuing operations                (0.66)                                       (0.43)
    Discontinued operations              (0.29)                                       (0.22)
                                ______________         ________________     _________________
    Net loss                     $       (0.95)                                       (0.65)
                                ==============         ================     =================

 Weighted average shares
    outstanding                      6,086,970                                    7,905,435
                                ==============         ================     =================

 See notes to Pro Forma Consolidated Statements of Operations.




MedPlus, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Statements of Operations
For the Four Month Period Ended May 31, 2000 and the Year Ended
January 31, 2000

The consolidated statements are unaudited. The ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in these notes.


(a) The amounts in the "Historical" column included in the statement of operations for the year ended January 31, 2000 are derived from the audited financial statements of the Company as of January 31, 2000 included in the Company's Annual Report as filed in its Form 10-KSB for the year then ended. The amounts in the "Historical" column for the statement of operations for the four month interim period ended May 31, 2000 are derived from the unaudited financial records of the Company as of May 31, 2000.

(b) Represents the reversal of interest expense related to the Company's Subordinated Notes. The Company will be utilizing the proceeds from the second closing of the agreement to repay debt outstanding. The second closing of the agreement is contingent upon shareholder approval at the Company's Annual Shareholders' Meeting on July 25, 2000 and the Company not having a material adverse change, as defined in the agreement, prior to the meeting. The Company has also historically incurred interest expense relating to a line of credit with a bank that was repaid on May 15, 2000. Interest expense associated with a line of credit has not been reversed as the Company anticipates entering into new debt facilities in the near term.

(c) Represents the reversal of certain debt issuance costs that were being amortized over the life of the Subordinated Notes.

(d) Represents the recognition of interest income related to the estimated average cash and cash equivalents outstanding during the period. An average interest rate of 5% and 5.5% for the year ended January 31, 2000 and the four-month period ended May 31, 2000, respectively, was utilized. This rate represents the Company's historical average interest rate earned for cash invested in its short-term money market fund over the respective periods.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     MEDPLUS, INC.



Date: June 27, 2000

By: /s/Daniel A. Silber
   -----------------------
   Daniel A. Silber
   Chief Financial Officer